UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2026

WM TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39021	98-1605615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 Discovery Irvine, California	92618
(Address of principal executive offices)	(Zip Code)
(844) 933-3627
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	MAPS	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	MAPSW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Mr. Rellas to the Company’s Board of Directors
On March 5, 2026, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board appointed Nicholas Rellas to serve on the Board as a Class III director until the Company’s 2027 annual meeting of stockholders and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal, effective on March 5, 2026.
There are no arrangements or understandings between Mr. Rellas and any other persons pursuant to which he was selected as a director. The Board has also determined that Mr. Rellas is an “independent director” as determined in accordance with Rule 5605(a)(2) of the Nasdaq Rules and listing standards. Additionally, there are no transactions involving the Company and Mr. Rellas that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.
In connection with Mr. Rellas’ appointment to the Board and pursuant to the Company’s Amended Non-Employee Director Compensation Policy, which is filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 001-39021) filed with the Securities and Exchange Commission (the “SEC”) on February 3, 2026, Mr. Rellas was awarded an initial, one-time grant of restricted stock units with a value of approximately $400,000, vesting in three equal annual installments on the date of each of the first three annual meetings of the Company’s stockholders following the date of Mr. Rellas’ appointment.
In connection with the aforementioned appointment to the Board, the Company entered into its standard indemnification agreement with Mr. Rellas, which is filed as Exhibit 10.6# to the Company’s Current Report on Form 8-K (File No. 001-39021) filed with the SEC on June 21, 2021.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2026

WM TECHNOLOGY, INC.

	By:	/s/ Susan Echard
Susan Echard
Chief Financial Officer